EXHIBIT 4.2

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT dated as of December 15, 2004 (this "Agreement") between Advanced Technology Industries, Inc., a Delaware corporation ("Parent"), and LTDnetwork, Inc., a Delaware corporation (the "Company").

         WHEREAS, Parent, the Company and LTDN Acquisition Corp., a Delaware corporation ("Acquisition"), have entered into an Amended and Restated Agreement and Plan of Merger dated as of August 11, 2004 (the "Merger Agreement") which provides for the merger (the "Merger") of the Company with and into Acquisition;

         WHEREAS, in connection with the Merger, Parent intends to issue to the stockholders of the Company shares of series A convertible preferred stock, par value $0.001, of Parent (the "Parent Convertible Preferred Stock") and warrants (the "Parent Warrants") to purchase shares of Parent Convertible Preferred Stock or shares of Common Stock, as the case may be;

         WHEREAS, the shares of Parent Convertible Preferred Stock will be converted into shares of common stock, par value $0.001, of Parent (the "Common Stock") if the stockholders of Parent approve an amendment to Parent's Certificate of Incorporation (the "Certificate of Incorporation Amendment") to increase the authorized capital stock of Parent in an amount sufficient such that all shares of Parent Convertible Preferred Stock can be converted into shares of Common Stock and all shares Common Stock subject to the Parent Warrants can be issued upon exercise of such Parent Warrants; and

         WHEREAS, the execution of this Agreement is a condition to the closing of the Merger under the Merger Agreement.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       DEFINITIONS.

         (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Merger Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

         "Act" or "Securities Act" means the Securities Act of 1933, as amended.

         "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "Deferral Notice" has the meaning assigned thereto in Section 2(c).

         "Effective Time" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

         "Effectiveness Period" has the meaning assigned thereto in Section
2(b).

         "Electing Holder" has the meaning assigned thereto in Section
3(a)(iii).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means any person that is the record owner of Registrable Securities.

         "Losses" has the meaning assigned thereto in Section 5(a).

         "Material Event" has the meaning assigned thereto in Section 2(a).

         "Merger Anniversary Date" means the later of (a) the date which is the first anniversary of the date on which the Merger is consummated and (b) the date Parent has received the Additional Company Financial Statements.

         "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         The term "person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Preferred Filing Date" means the later of (a) the date Parent files the Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware and (b) the date Parent has received the Additional Company Financial Statements.

         "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by Parent under the Exchange Act and incorporated by reference therein.

         "Registrable Securities" means the shares of Common Stock issuable upon conversion of the Parent Convertible Preferred Stock or upon exercise of the Parent Warrants, and if the Preferred Filing Date has not occurred by the Merger Anniversary Date, the shares of Parent Convertible Preferred Stock; provided, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         "Restricted Security" means any shares of Parent Convertible Stock or Common Stock issuable upon conversion thereof or issuable upon exercise of a Parent Warrant except any such shares which (i) have been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, or (ii) have been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to Rule 144 (or any successor provision thereto) within a single three-month period.

         "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

         "Seller Information" has the meaning assigned thereto in Section 5(a).

         "Shelf Registration" means a registration effected pursuant to Section
2.

         "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by Parent pursuant to the provisions of Section 2, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

         2.       SHELF REGISTRATION.

         (a) Parent shall use its reasonable efforts to, no later than 90 calendar days following the Preferred Filing Date, and, if shares of Parent Convertible Preferred Stock are to be registered, no later than 90 days following the Merger Anniversary Date, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Act no later than 180 calendar days following the Preferred Filing Date, and, if shares of Parent Convertible Preferred Stock are to be registered, no later than 180 days following the Merger Anniversary Date; PROVIDED, HOWEVER, that Parent may, upon written notice to all Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 135 days if as a result of the occurrence or existence of any pending corporate development (a "Material Event"), including, without limitation, the acquisition or disposition of assets and similar events, Parent determines in its reasonable discretion that it is appropriate to postpone having the Shelf Registration Statement declared effective. Notwithstanding any provision herein no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder. The offering made pursuant to the Shelf Registration Statement shall not be underwritten.

         (b) Parent shall use its reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of (1) the sale of all Registrable Securities registered under the Shelf Registration Statement; (2) the expiration of the period referred to in Rule 144(k) of the Act with respect to all Registrable Securities held by Persons that are not Affiliates of Parent; and (3) two years from the date such Shelf Registration Statement is declared effective (such period being referred to herein as the "Effectiveness Period").

         (c) Upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any Material Event that, in the reasonable discretion of Parent, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, Parent shall give notice to the Electing Holders that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Electing Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Electing Holder's receipt of copies from Parent of a supplemented or amended Prospectus, or until it is advised in writing by Parent that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Parent will use all reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above (other than with respect to events or circumstances described in clause (A) or (C) above), as soon as, in the reasonable judgment of Parent, neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) in the case of clause (C) above, as soon as, in the discretion of Parent, such suspension is no longer appropriate.

         3. REGISTRATION PROCEDURES. In connection with the Shelf Registration Statement, the following provisions shall apply:

         (a) (i) Not less than 30 calendar days prior to the time Parent intends in good faith to have the Shelf Registration Statement declared effective, Parent shall mail the Notice and Questionnaire to the Holders. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to Parent by the deadline for response set forth therein; PROVIDED, HOWEVER, Holders shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to Parent.

                  (ii) After the Effective Time, Parent shall, upon the request of any Holder that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. Parent shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to Parent.

                  (iii) The term "Electing Holder" shall mean any Holder that has returned a completed and signed Notice and Questionnaire to Parent in accordance with Section 3(a)(i) or 3(a)(ii).

         (b) Except during any period during which the use of the Prospectus may be suspended by Parent pursuant to Section 2(c), Parent shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that Parent shall be entitled to rely on any Seller Information.

         (c) Parent shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such Holder when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective.

         (d) Parent shall use its reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

         (e) Parent shall furnish to each Electing Holder, if such Holder so requests in writing, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

         (f) Parent shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and Parent consents (except during any suspension period pursuant to Section 2(c)) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

         (g) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, Parent shall (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that in no event shall Parent be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(g), (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (C) subject itself to taxation in any jurisdiction where it is not as of the date hereof so subject.

         (h) Parent shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

         (i) Upon the occurrence of any fact or event contemplated by clause
(A), (B) or (C) of Section 2(c), Parent shall following the satisfaction of the time periods set forth in the last sentence of Section 2(c), prepare, if necessary, a post-effective amendment to any Shelf Registration Statement or any amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that Parent shall be entitled to rely on any Seller Information.

         4. REGISTRATION EXPENSES. Except as otherwise provided in Section 3, Parent shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder's Registrable Securities pursuant to the Shelf Registration Statement.

         5. INDEMNIFICATION AND CONTRIBUTION.

         (a) INDEMNIFICATION BY PARENT. Upon the registration of the Registrable Securities pursuant to Section 2, Parent shall indemnify and hold harmless each Electing Holder, and each of such Electing Holder's officers and directors and each person who controls such Electing Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities (collectively, "Losses"), joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by Parent to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and Parent hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that Parent shall not be liable to any such Indemnified Person in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to Parent by any Holder, expressly for use therein (the "Seller Information"); PROVIDED, FURTHER, that Parent shall not be liable to any Indemnified Person on account of any such Losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus if either (A) (i) the applicable Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or
(B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of Parent with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

         (b) INDEMNIFICATION BY THE HOLDERS. Each Electing Holder agrees, as a consequence of the inclusion of any of such Holder's Registrable Securities in such Shelf Registration Statement, severally and not jointly, to (i) indemnify and hold harmless Parent, its directors and officers who sign any Shelf Registration Statement and each person, if any, who controls Parent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any Losses, to which Parent or such other persons may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Parent by such Holder, expressly for use therein, and (ii) reimburse Parent for any legal or other expenses reasonably incurred by Parent in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any Losses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such Losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the Losses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders in this Section 5(d) to contribute shall be several in proportion to the number of Registrable Securities registered by them and not joint.

         (e) Notwithstanding any other provision of this Section 5, in no event will any Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

         6.       MISCELLANEOUS.

         (a) OTHER REGISTRATION RIGHTS. Parent may grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement.

         (b) AMENDMENTS AND WAIVERS. This Agreement, including this Section 6(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by Parent and the holders of a majority of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 6(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

         (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be given to the address of the Holders as such address appears in the records of Parent.

         (d) PARTIES IN INTEREST. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties thereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

         (e) COUNTERPARTS. This Agreement may be executed in two counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) GOVERNING LAW. THIS AGREEMENT, AND ALL CLAIMS ARISING HEREUNDER OR RELATING HERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (i) SURVIVAL. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                            ADVANCED TECHNOLOGY INDUSTRIES, INC.

                                            By:_________________________________
                                                   Name:
                                                   Title:

                                            LTDNETWORK, INC.

                                            By:_________________________________
                                                   Name:
                                                   Title:

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     (Date)

         Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between Advanced Technology Industries, Inc. ("Parent") and LTDnetwork, Inc. Pursuant to the Registration Rights Agreement, Parent has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of Parent's [Common Stock] [Series A Convertible Preferred Stock] (the "Securities"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to Parent's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling security holders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

                                    ELECTION

         The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

         The Selling Securityholder hereby provides the following information to Parent and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.       (a) Full Legal Name of Selling Securityholder:
         _______________________________________________________________________

         (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

         _______________________________________________________________________

2.       Address for Notice to Selling Securityholder:

                                __________________________
                                __________________________
             Telephone:         __________________________
             Fax:               __________________________
             Contact Person:    __________________________

3.       Beneficial Ownership of Securities:

         EXCEPT AS SET FORTH BELOW IN THIS ITEM (3), THE UNDERSIGNED DOES NOT BENEFICIALLY OWN ANY SECURITIES.

         (a) Principal amount of Registrable Securities beneficially owned:

         _______________________________________________________________________

         (b) Principal amount of Securities other than Registrable Securities beneficially owned:

         _______________________________________________________________________

         (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

         _______________________________________________________________________

4.       Beneficial Ownership of other securities of Parent:

         Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any securities of Parent, other than the Securities listed above in Item
         (3).

         State any exceptions here:

5.       Relationships with Parent:

         Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with Parent (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

6.       Plan of Distribution:

         Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item
         (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale,
         (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:

                  Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities.

                  By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the Securities Act and the rules and regulations thereunder.

                  In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to Parent, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

                  By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by Parent in connection with the preparation of the Shelf Registration Statement and related Prospectus.

                  In accordance with the Selling Securityholder's obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify Parent of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         (i)      To Parent:

                  ______________________
                  ______________________
                  ______________________
                  ______________________

         (ii)     With a copy to:

                  ______________________
                  ______________________
                  ______________________
                  ______________________

                  Once this Notice and Questionnaire is executed by the Selling Securityholder and received by Parent's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of Parent and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement, and all claims arising hereunder or relating hereto, shall be governed in all respects by the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:_________________

                           _____________________________________________________
                           Selling Securityholder
                           (Print/type full legal name of beneficial owner of
                            Registrable Securities)

                           By:__________________________________________________
                           Name:
                           Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO PARENT AT:

                                    Advanced Technology Industries, Inc.